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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6553

Strong Variable Insurance Funds, Inc.,

on behalf of Strong Discovery Fund II,

Strong Mid Cap Growth Fund II

and Strong Multi Cap Value Fund II

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2003

Strong

Discovery

Fund II

Strong Discovery Fund II

The Strong Discovery Fund II delivered its best annual return to shareholders in more than a decade, gaining 39.43%. Nonetheless, the Fund’s positioning during the second quarter negatively affected the overall performance, resulting in the Fund trailing its broad-based benchmark, the Russell 2000 Index, which returned 47.25%.

The return of the Russell 2000 was heavily influenced by the smallest companies in the index. In fact, micro-cap companies — those with market capitalizations of less than $500 million — produced a good deal of the index’s return. This Fund strives to keep a balance of both small- and mid-cap stocks to help manage risk. We believe this is a prudent long-term strategy, though it hindered our performance relative to our benchmark this past year.

Improvement in the economy and markets

The stock market improved considerably during the middle of 2003, as concerns about the conflict in Iraq eased and the outlook for economic growth improved. Investor confidence improved significantly, and consumer spending remained robust. By the end of the year, signs of an impressive economic recovery became undeniable.

While we were not surprised by the fundamental strength of the economy or corporate earnings, we were surprised that high-volatility stocks experienced the strongest performance over the past year. This is evidenced by data indicating that the strongest performance in 2003 came from those companies that had the poorest returns on equity in addition to having the most volatile stock prices. Our focus on exhaustive, fundamental research tends to steer us away from such companies, which accounts for much of our underperformance this past year.

Intensive research drives the process

Our team of portfolio managers and analysts worked diligently in 2003 to research each individual holding for the Discovery Fund II. Our research process is based on the idea of surrounding a company. This can be likened to the work of investigative journalists. We begin by thoroughly analyzing its financial statements, looking for strong earnings growth relative to the investment required to grow their businesses.

This year our research led us to a number of consumer discretionary holdings, including Urban Outfitters, which contributed significantly to performance. This lifestyle merchandising company operates specialty retail stores under the Urban Outfitters, Anthropologie, and Free People brands. Many elements of our research process helped us to identify the opportunity we believe this company represents. We hold extensive conversations with senior management, but we also interview middle managers, sales personnel, and product or channel managers who can provide valuable insights into sales trends, customer interests, and the competitive landscape. These relationships help us to gain an understanding of the effectiveness of new product and customer initiatives. Information from competitors, suppliers, and customers helps to round out our understanding of a company.

Companies with distinct qualities

With our investigative research, we were able to determine that Urban Outfitters, which targets fashion-conscious young adults, offers unique merchandise that indicates a keen understanding of customer buying trends. We believed this company had an exciting growth opportunity in each of its store concepts, as the company grows from a relatively small base. We also believed the company will be able to grow smart, as it begins to open more mall-based locations, which have a lower cost to operate.

Our research also led us to pay close attention to the healthcare sector, which was a robust contributor to portfolio performance in 2003. Fund holding Digene Corporation, a developer of gene-based testing systems for the screening of human diseases, performed especially well. Digene’s primary focus is on screening for women’s cancers and infectious diseases. During the year, Digene’s stock performed well as its testing products gained further acceptance and as the company continued its expansion in Europe.

When investing in small- and mid-cap companies, we believe that our research into companies of all sizes is a key advantage. Many small- and mid-cap companies compete, form partnerships, or do business with larger companies. With research that spans the market capitalization spectrum, we get unusual insights that enhance our ability to build a differentiated portfolio of growth stocks.

Our outlook for 2004

Investors enter 2004 with more optimism about the future for equities, supported by an improving economy and low interest rates and inflation. After the broad rally of the past

2

Fund Highlights

Your Fund’s Approach

The Fund invests in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small- and medium-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company’s financial reports and direct, on-site research during company visits.

Average Annual Total Returns

As of 12-31-03

Investor Class[1]
1-year	39.43%
5-year	6.97%
10-year	8.00%
Since Inception (5-8-92)	9.47%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 5-8-92 to 12-31-03

Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. To equalize time periods, the indices’ performances were prorated for the month of May 1992.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The Fund’s returns include the effect of deducting Fund expenses but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund’s return quotations has the effect of increasing performance quoted.
*	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

year, however, we believe investors will be much more discriminating going forward. They are likely to reward companies with sustainable or improving growth, and punish those whose projections prove too optimistic — a situation that could particularly affect companies with the loftiest stock prices.

Thank you for your investment in the Strong Discovery Fund II. We appreciate the trust you’ve placed in us.

Thomas Pence

Portfolio Co-Manager

James M. Leach

Portfolio Co-Manager

3

SCHEDULE OF INVESTMENTS IN SECURITIES	December 31, 2003

STRONG DISCOVERY FUND II

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.0%
Apparel - Shoes & Related Manufacturing 0.9%
Reebok International, Ltd.	20,500	$806,060
Auto/Truck - Original Equipment 0.8%
Eaton Corporation	6,900	745,062
Building - Heavy Construction 1.4%
Chicago Bridge & Iron Company NV	46,100	1,332,290
Building - Mobile/Manufacturers & RV 1.2%
Champion Enterprises, Inc. (b)	159,100	1,113,700
Commercial Services - Market Research 0.7%
Corporate Executive Board Company (b)	13,800	644,046
Commercial Services - Schools 2.0%
Career Education Corporation (b)	34,800	1,394,436
Strayer Education, Inc.	4,480	487,558

		1,881,994
Commercial Services - Staffing 1.2%
Kforce.com, Inc. (b)	118,300	1,104,922
Computer - Local Networks 2.6%
Juniper Networks, Inc. (b)	26,300	491,284
Polycom, Inc. (b)	102,000	1,991,040

		2,482,324
Computer Software - Education/Entertainment 0.9%
Activision, Inc. (b)	47,674	867,667
Electronics - Miscellaneous Components 1.8%
Vishay Intertechnology, Inc. (b)	72,700	1,664,830
Electronics - Scientific Measuring 2.1%
Teradyne, Inc. (b)	79,400	2,020,730
Electronics - Semiconductor Manufacturing 13.2%
ASE Test, Ltd. (b)	103,200	1,544,904
ATI Technologies, Inc. (b)	29,700	449,064
Amkor Technology, Inc. (b)	33,300	606,393
Credence Systems Corporation (b)	75,345	991,540
Cymer, Inc. (b)	14,500	669,755
Fairchild Semiconductor Corporation Class A (b)	73,100	1,825,307
Intersil Holding Corporation Class A	73,900	1,836,415
KLA-Tencor Corporation (b)	22,700	1,331,809
SanDisk Corporation (b)	16,200	990,468
Ultratech Stepper, Inc. (b)	54,600	1,603,602
Xilinx, Inc. (b)	15,200	588,848

		12,438,105
Financial Services - Miscellaneous 0.8%
Investors Financial Services Corporation	19,900	764,359
Household - Consumer Electronics 1.5%
Harman International Industries, Inc.	18,850	1,394,523
Insurance - Property/Casualty/Title 2.3%
Endurance Specialty Holdings, Ltd.	23,000	771,650
ProAssurance Corporation (b)	42,900	1,379,235

		2,150,885
Internet - E*Commerce 1.0%
eCollege.com (b)	51,700	$954,382
Leisure - Movies & Related 2.4%
Avid Technology, Inc. (b)	14,000	672,000
Lions Gate Entertainment Corporation (b)	347,900	1,558,592

		2,230,592
Leisure - Services 2.2%
Royal Caribbean Cruises, Ltd.	59,300	2,063,047
Leisure - Toys/Games/Hobby 3.3%
Marvel Enterprises, Inc. (b)	105,100	3,059,461
Media - Newspapers 1.2%
The E.W. Scripps Company Class A	11,605	1,092,495
Media - Radio/TV 1.5%
Emmis Broadcasting Corporation Class A (b)	25,600	692,480
Univision Communications, Inc. Class A (b)	18,900	750,141

		1,442,621
Medical - Biomedical/Biotechnology 3.6%
Digene Corporation (b)	53,584	2,148,718
Genzyme Corporation (b)	13,980	689,773
ImClone Systems, Inc. (b)	14,300	567,138

		3,405,629
Medical - Ethical Drugs 2.7%
Inspire Pharmaceuticals, Inc. (b)	92,100	1,304,136
Medicis Pharmaceutical Corporation Class A	17,900	1,276,270

		2,580,406
Medical - Generic Drugs 1.5%
Watson Pharmaceuticals, Inc. (b)	31,000	1,426,000
Medical - Genetics 1.4%
Millenium Pharmaceuticals (b)	72,100	1,346,107
Medical - Health Maintenance Organizations 1.0%
Mid Atlantic Medical Services, Inc. (b)	15,100	978,480
Medical - Hospitals 1.6%
Community Health Systems, Inc. (b)	57,500	1,528,350
Medical - Nursing Homes 2.3%
Beverly Enterprises, Inc. (b)	179,300	1,540,187
Select Medical Corporation	36,800	599,104

		2,139,291
Medical - Products 5.5%
C.R. Bard, Inc.	8,200	666,250
Cyberonics, Inc. (b)	54,600	1,747,746
Encore Medical Corporation (b)	214,100	1,744,915
Zimmer Holdings, Inc. (b)	14,500	1,020,800

		5,179,711
Medical - Systems/Equipment 1.1%
Varian Medical Systems, Inc. (b)	6,760	467,116
Viasys Healthcare, Inc. (b)	26,640	548,784

		1,015,900
Medical/Dental - Services 2.1%
LabOne, Inc. (b)	31,000	1,006,570
VCA Antech, Inc. (b)	30,000	929,400

		1,935,970
Medical/Dental - Supplies 0.7%
Dentsply International, Inc.	14,600	659,482

4

STRONG DISCOVERY FUND II (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - Drilling 2.1%
ENSCO International, Inc.	25,400	$690,118
Nabors Industries, Ltd. (b)	29,870	1,239,605

		1,929,723
Oil & Gas - Field Services 0.6%
BJ Services Company (b)	14,500	520,550
Oil & Gas - United States Exploration & Production 0.6%
XTO Energy, Inc.	20,700	585,810
Pollution Control - Services 1.2%
Stericycle, Inc. (b)	23,300	1,088,110
Retail - Clothing/Shoes 3.5%
Aeropostale, Inc. (b)	22,100	605,982
Coach, Inc. (b)	22,600	853,150
Ross Stores, Inc.	24,200	639,606
Urban Outfitters, Inc. (b)	33,400	1,237,470

		3,336,208
Retail - Home Furnishings 2.3%
The Bombay Company, Inc. (b)	83,800	682,132
Select Comfort Corporation (b)	60,800	1,505,408

		2,187,540
Retail - Miscellaneous 1.3%
PETsMART, Inc.	51,344	1,221,987
Retail - Leisure 1.3%
Sports Authority, Inc. (b)	31,400	1,205,760
Retail - Restaurants 2.1%
Applebee’s International, Inc.	17,600	691,152
Panera Bread Company Class A (b)	33,133	1,309,748

		2,000,900
Retail/Wholesale - Auto Parts 0.8%
CarMax, Inc. (b)	23,800	736,134
Steel - Specialty Alloys 2.6%
GrafTech International, Ltd. (b)	182,500	2,463,750
Telecommunications - Equipment 1.1%
Adtran, Inc.	13,600	421,600
Avaya, Inc. (b)	48,200	623,708

		1,045,308
Telecommunications - Wireless Services 2.9%
Crown Castle International Corporation (b)	114,300	1,260,729
NII Holdings, Inc. Class B (b)	20,246	1,510,959

		2,771,688
Transportation - Airline 1.7%
AirTran Holdings, Inc. (b)	135,400	1,611,260
Transportation - Equipment Manufacturing 1.4%
Wabash National Corporation (b)	46,200	1,353,660
Transportation - Truck 0.6%
Heartland Express, Inc.	22,610	546,936
Trucks & Parts - Heavy Duty 3.4%
Navistar International Corporation (b)	51,250	$2,454,363
PACCAR, Inc.	8,600	732,032

		3,186,395

Total Common Stocks (Cost $75,801,562)		92,241,140

Short-Term Investments (a) 7.1%
Collateral Received for Securities Lending (d) 5.2%
Navigator Prime Portfolio	4,901,878	4,901,878
Repurchase Agreement 1.9%
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,800,075); Collateralized by: United States Government & Agency Issues (c)	$1,800,000	1,800,000

Total Short-Term Investments (Cost $6,701,878 )		6,701,878

Total Investments in Securities (Cost $82,503,440) 105.1%		98,943,018
Other Assets and Liabilities, Net (5.1%)		(4,828,059)

Net Assets 100.0%		$94,114,959

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	See Note 2(K) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

5

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Strong Discovery Fund II
Assets:
Investments in Securities, at Value (Cost of $82,503,440)	$98,943,018
Dividends and Interest Receivable	15,793
Other Assets	80,451

Total Assets	99,039,262

Liabilities:
Payable Upon Return of Securities on Loan	4,901,878
Accrued Operating Expenses and Other Liabilities	22,425

Total Liabilities	4,924,303

Net Assets	$94,114,959

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$83,327,341
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(5,651,960)
Net Unrealized Appreciation (Depreciation)	16,439,578

Net Assets	$94,114,959

Capital Shares Outstanding (Unlimited Number Authorized)	7,436,244

Net Asset Value Per Share	$12.66

See Notes to Financial Statements.

6

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Strong Discovery Fund II
Income:
Dividends (net of foreign withholding taxes of $2,516)	$610,193
Interest	48,676

Total Income	658,869

Expenses:
Investment Advisory Fees	857,275
Custodian Fees	23,331
Shareholder Servicing Costs	125,520
Other	54,231

Total Expenses before Expense Offsets	1,060,357
Expense Offsets (Note 4)	(95,184)

Expenses, Net	965,173

Net Investment Income (Loss)	(306,304)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	10,613,550
Short Positions	194

Net Realized Gain (Loss)	10,613,744
Net Change in Unrealized Appreciation/Depreciation on Investments	17,906,775

Net Gain (Loss) on Investments	28,520,519

Net Increase (Decrease) in Net Assets Resulting from Operations	$28,214,215

See Notes to Financial Statements.

7

STATEMENT OF CHANGES IN NET ASSETS

	Strong Discovery Fund II
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(306,304)	$(120,464)
Net Realized Gain (Loss)	10,613,744	(9,495,765)
Net Change in Unrealized Appreciation/Depreciation	17,906,775	(3,699,293)

Net Increase (Decrease) in Net Assets Resulting from Operations	28,214,215	(13,315,522)
Distributions from Net Investment Income	—	—
Capital Share Transactions:
Proceeds from Shares Sold	8,818,943	13,847,869
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(27,678,704)	(37,266,570)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,859,761)	(23,418,701)

Total Increase (Decrease) in Net Assets	9,354,454	(36,734,223)
Net Assets:
Beginning of Year	84,760,505	121,494,728

End of Year	$94,114,959	$84,760,505

Undistributed Net Investment Income (Loss)	$—	$—
Transactions in Shares of the Fund:
Sold	769,668	1,445,811
Issued in Reinvestment of Distributions	—	—
Redeemed	(2,663,548)	(3,882,996)

Net Increase (Decrease) in Shares of the Fund	(1,893,880)	(2,437,185)

See Notes to Financial Statements.

8

FINANCIAL HIGHLIGHTS

STRONG DISCOVERY FUND II

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.08	$10.32	$11.88	$11.38	$12.72
Income From Investment Operations:
Net Investment Income (Loss)	(0.04)	(0.01)	(0.02)	0.08	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	3.62	(1.23)	0.63	0.42	0.36

Total from Investment Operations	3.58	(1.24)	0.61	0.50	0.31
Less Distributions:
From Net Investment Income	—	—	(0.08)	—	—
From Net Realized Gains	—	—	(2.09)	—	(1.65)

Total Distributions	—	—	(2.17)	—	(1.65)

Net Asset Value, End of Period	$12.66	$9.08	$10.32	$11.88	$11.38

Ratios and Supplemental Data
Total Return	+39.4%	–12.0%	+4.1%	+4.4%	+5.1%
Net Assets, End of Period (In Millions)	$94	$85	$121	$136	$152
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.2%	1.3%	1.2%
Ratio of Expenses to Average Net Assets	1.1%	1.2%	1.2%	1.2%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4)%	(0.1)%	(0.2)%	0.6%	(0.4)%
Portfolio Turnover Rate	292.6%	416.6%	502.8%	479.6%	234.5%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

See Notes to Financial Statements.

9

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

Strong Discovery Fund II (the “Fund”) (a series fund of Strong Variable Insurance Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2003, approximately 99% of the Fund’s shares were owned by the separate accounts of one insurance company.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Fund’s Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The Fund held no restricted and illiquid securities at December 31, 2003.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets, and smaller markets with lower trading volume.

(E)	Futures — Upon entering into a futures contract, the Fund deposits in a segregated account with its custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the

10

exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position in the security, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position in the security, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security in replaced.

(J)	Repurchase Agreements — The Fund may enter into repurchase agreements with institutions that the Fund’s investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Fund to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K)	Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At December 31, 2003, Strong Discovery Fund II had securities with a market value of $4,786,650 on loan and had received $4,901,878 in collateral (both are included within Investments in the Statement of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the year ended December 31, 2003, this securities lending income totaled $11,419.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

11

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

(L)	Directed Brokerage — The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund’s expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(N)	Expenses — The Fund and other affiliated Strong Funds contract for certain securities on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides transfer agent and related services to the Fund. Certain officers and, until December 2, 2003, certain directors of the Fund are or were affiliated with the Advisor and Administrator. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund.

The Fund’s Advisor and or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. Transfer agent fees are recorded in Shareholder Servicing Costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Fund and are included in Expense Offsets in the Fund’s Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations.

The amount payable to the Administrator or Advisor at December 31, 2003, shareholder servicing and other related expenses paid to the Administrator, transfer agency banking credits and unaffiliated directors’ fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2003 are $12,170, $125,520, $1,920 and $2,332, respectively.

4.	Expense Offsets

Expense offsets during the year ended December 31, 2003 included expense waivers and absorptions, earnings credits, directed brokerage credits and transfer agency banking credits of $11,186, $188, $81,890 and $1,920, respectively.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. There were minimal borrowings under the LOC during the year. At December 31, 2003, there were no borrowings by the Fund outstanding under the LOC.

12

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2003 were $241,776,389 and $253,461,790, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2003.

7.	Income Tax Information

At December 31, 2003, the cost of investments in securities for federal income tax purposes was $84,020,597. Net unrealized appreciation of securities was $14,922,421, consisting of gross unrealized appreciation and depreciation of $16,174,684 and $1,252,263, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2003, distributable ordinary income and distributable long-term capital gains were $0 and $0, respectively.

The tax components of dividends paid during the years ended December 31, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Discovery Fund II	$—	$—	$4,102,416	$32,375	$—	$—

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is 0.0% (unaudited).

For shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 0.0% (unaudited).

The Fund utilized $8,735,785 of its capital loss carryovers during the year ended December 31, 2003.

8	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquires into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

13

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquires will have a material impact on any of the Strong Funds.

14

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders

of Strong Discovery Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Discovery Fund II (hereafter referred to as the “Fund”) at December 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

15

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

16

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

17

NOTES

18

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936  |  Milwaukee, WI 53201

www.Strong.com

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40971 02-04

WH2180 12-03

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2003

Strong

Mid Cap Growth

Fund II

.

Strong Mid Cap Growth Fund II

After withstanding a vicious bear market, equity investors were rewarded with strong positive returns in 2003. For the year ended December 31, 2003, the Strong Mid Cap Growth Fund II recorded a solid return of 34.21%. This figure did, however, lag the broad-based Russell Midcap Index’s return of 40.06% over the same period.

Many factors drove performance

During the year, several factors combined to create a very favorable investing climate. Among these factors were economic stimulus from new tax cuts, reduction of geopolitical uncertainties, and continued low interest rates and inflation. The positive impact was felt in both growth and value stocks, and across nearly all sectors of the economy.

The stocks that were the top contributors to the Fund’s performance over the year came from the consumer sector of the market. As the economy strengthened throughout the year, this area experienced above-average growth. Holdings that were weaker for the Fund came primarily from the technology, healthcare, and energy sectors.

Our investment process

Research drives our process of selecting stocks for the Strong Mid Cap Growth Fund II. For a stock to be chosen for inclusion in the Fund, it must display — or have solid prospects for displaying — above-average growth trends in revenue, earnings, or both. Identifying stocks that are experiencing this growth is important. But what matters the most in our investment process is seeking to discern growth trends that are sustainable, as opposed to those that are likely to be short-lived.

In order for a company to make the most of its growth opportunities, it must also have a solid management team in place. For that reason, we analyze management’s track record of execution and often take time to get to know a company’s managers before buying its stock. Through our hands-on research, we also seek to determine whether their business plan is sensible and offers opportunities for future expansion. Finally, before we add a stock to the portfolio, we consider whether it fits in with our overall economic view, as well as one or more of the important investment themes that guide our market outlook. These trends include the aging of the overall population, and the changes technological innovation can bring to virtually every part of the economy.

Harman International Industries is a company that met the above criteria — and it proved to be an excellent holding for the Fund during the year. Harman makes information, entertainment, and navigation systems used in a variety of automobiles. We were attracted to Harman because we recognized its element of sustainable, above-average growth, driven by their systems’ increasing popularity and management’s ability to take advantage of their opportunities. Harman has been able to increase both the number of automobile-makers it sells to, and its sales per vehicle. The result has been outstanding revenue and earnings growth.

Our decision to sell a stock is generally based on criteria that are essentially the opposite of our buying criteria. We may sell a stock when we see a deterioration in fundamentals that threatens the sustainability of a company’s existing or prospective growth. Conditions that could cause this may include, but are not limited to, changes we see in the economy, a new competitive threat, or a change in management personnel or direction.

Maintaining a positive outlook

Our outlook for the next few months remains positive, as we expect the economy to continue to benefit from continued low interest rates and inflation. This environment should allow for solid growth in corporate profits, which of course is beneficial to stock prices.

As has been our practice, we will continue to seek out the fastest-growing companies we can identify that we believe fit within the framework of our time-tested investment process.

We thank you for your continued investment in the Strong Mid Cap Growth Fund II.

Brandon Nelson

Portfolio Manager

2

Fund Highlights

Your Fund’s Approach

The Fund invests in stocks of medium-capitalization companies that the Fund’s manager believes have favorable prospects for growth of earnings and capital appreciation. Although the Fund may invest in stocks of any economic sector, at times it may emphasize one or more particular sectors.

Average Annual Total Returns

As of 12-31-03

Investor Class[1]
1-year	34.21%
3-year	-16.59%
5-year	-1.26%
Since Inception (12-31-96)	6.62%

Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 12-31-96 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The Fund’s returns include the effect of deducting Fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund’s return quotations has the effect of increasing performance quoted.
*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

3

SCHEDULE OF INVESTMENTS IN SECURITIES	December 31, 2003

STRONG MID CAP GROWTH FUND II

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.7%
Auto/Truck - Original Equipment 1.8%
Cummins, Inc.	32,000	$1,566,080
Gentex Corporation	55,000	2,428,800

		3,994,880
Banks - Midwest 0.7%
TCF Financial Corporation	31,000	1,591,850
Banks - West/Southwest 0.4%
Zions Bancorporation	15,000	919,950
Beverages - Soft Drinks 1.6%
Cott Corporation (b)	124,000	3,473,240
Building - Heavy Construction 0.5%
Chicago Bridge & Iron Company NV	39,000	1,127,100
Building - Resident/Commercial 6.0%
Centex Corporation	47,700	5,134,905
Lennar Corporation Class A	36,000	3,456,000
NVR, Inc. (b)	4,500	2,097,000
Ryland Group, Inc.	27,000	2,393,280

		13,081,185
Chemicals - Specialty 0.7%
Airgas, Inc.	66,000	1,417,680
Commercial Services - Schools 2.4%
Career Education Corporation (b)	70,000	2,804,900
Corinthian Colleges, Inc. (b)	42,000	2,333,520

		5,138,420
Computer - Data Storage 0.5%
Network Appliance, Inc. (b)	57,000	1,170,210
Computer - IT Services 1.2%
Amdocs, Ltd. (b)	54,000	1,213,920
Anteon International Corporation (b)	38,000	1,369,900

		2,583,820
Computer - Local Networks 5.5%
Avocent Corporation (b)	74,000	2,702,480
Foundry Networks, Inc. (b)	45,000	1,231,200
Polycom, Inc. (b)	232,900	4,546,208
QLogic Corporation (b)	69,000	3,560,400

		12,040,288
Computer - Peripheral Equipment 1.6%
Zebra Technologies Corporation (b)	51,000	3,384,870
Computer Software - Education/Entertainment 0.4%
Electronic Arts, Inc. (b)	17,000	812,260
Computer Software - Enterprise 2.3%
Mercury Interactive Corporation (b)	53,800	2,616,832
VERITAS Software Corporation (b)	62,200	2,311,352

		4,928,184
Computer Software - Security 0.6%
Netscreen Technologies, Inc. (b)	55,000	1,361,250
Electronics - Miscellaneous Components 1.2%
Vishay Intertechnology, Inc. (b)	116,000	2,656,400
Electronics - Scientific Measuring 1.1%
PerkinElmer, Inc.	143,400	2,447,838
Electronics - Semiconductor Manufacturing 11.7%
ASML Holding NV (b)	156,000	$3,127,800
ATI Technologies, Inc. (b)	77,000	1,164,240
Broadcom Corporation Class A (b)	60,000	2,045,400
FormFactor, Inc. (b)	24,000	475,200
KLA-Tencor Corporation (b)	56,000	3,285,520
MEMC Electronic Materials, Inc. (b)	195,000	1,875,900
Marvell Technology Group, Ltd. (b)	52,000	1,972,360
Microchip Technology, Inc.	93,000	3,102,480
Novellus Systems, Inc. (b)	46,800	1,967,940
SanDisk Corporation (b)	89,700	5,484,258
Silicon Laboratories, Inc. (b)	27,000	1,166,940

		25,668,038
Energy - Other 0.9%
Arch Coal, Inc.	60,100	1,873,317
Finance - Consumer/Commercial Loans 2.2%
Americredit Corporation (b)	299,000	4,763,070
Finance - Investment Brokers 2.2%
Legg Mason, Inc.	61,000	4,707,980
Finance - Investment Management 1.0%
T. Rowe Price Group, Inc.	44,700	2,119,227
Finance - Mortgage & Related Services 2.8%
Doral Financial Corporation	147,000	4,745,160
New Century Financial Corporation	36,000	1,428,120

		6,173,280
Finance - Savings & Loan 1.4%
Westcorp	85,000	3,106,750
Financial Services - Miscellaneous 0.1%
First Marblehead Corporation (b)	12,000	262,560
Household - Consumer Electronics 2.6%
Harman International Industries, Inc.	77,400	5,726,052
Internet - Content 1.1%
Ask Jeeves, Inc. (b)	60,000	1,087,200
Yahoo! Inc. (b)	30,500	1,377,685

		2,464,885
Internet - E*Commerce 2.3%
Amazon.com, Inc. (b)	27,000	1,421,280
University of Phoenix Online (b)	51,200	3,529,216

		4,950,496
Internet - Internet Service Provider 1.0%
j2 Global Communications (b)	89,000	2,204,530
Leisure - Gaming/Equipment 2.7%
International Game Technology	162,000	5,783,400
Machinery - General Industrial 0.5%
IDEX Corporation	28,000	1,164,520
Medical - Biomedical/Biotechnology 4.0%
Angiotech Pharmaceuticals, Inc. (b)	40,100	1,844,600
Celgene Corporation (b)	47,000	2,115,940
Chiron Corporation (b)	42,000	2,393,580
Gilead Sciences, Inc. (b)	22,800	1,325,592
Invitrogen Corporation (b)	16,000	1,120,000

		8,799,712

4

STRONG MID CAP GROWTH FUND II (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Ethical Drugs 0.8%
Kos Pharmaceuticals, Inc. (b)	41,000	$1,764,640
Medical - Generic Drugs 5.3%
Barr Laboratories, Inc. (b)	27,000	2,077,650
Mylan Laboratories, Inc.	46,000	1,161,960
Pharmaceutical Resources, Inc. (b)	59,000	3,843,850
Taro Pharmaceutical Industries, Ltd. (b)	60,500	3,902,250
Teva Pharmaceutical Industries, Ltd. ADR	12,000	680,520

		11,666,230
Medical - Products 1.3%
Cyberonics, Inc. (b)	88,000	2,816,880
Medical - Systems/Equipment 0.8%
VISX, Inc. (b)	77,400	1,791,810
Medical/Dental - Services 3.3%
Caremark Rx, Inc. (b)	52,000	1,317,160
Inveresk Research Group, Inc. (b)	148,500	3,672,405
Omnicare, Inc.	54,000	2,181,060

		7,170,625
Oil & Gas - Drilling 1.3%
Precision Drilling Corporation	65,000	2,839,200
Oil & Gas - Machinery/Equipment 1.3%
Smith International, Inc. (b)	69,900	2,902,248
Oil & Gas - United States Exploration & Production 3.5%
Evergreen Resources, Inc. (b)	50,000	1,625,500
Ultra Petroleum Corporation (b)	144,000	3,545,280
XTO Energy, Inc.	89,600	2,535,680

		7,706,460
Retail - Clothing/Shoes 3.0%
Chicos FAS, Inc. (b)	77,000	2,845,150
Coach, Inc. (b)	101,000	3,812,750

		6,657,900
Retail - Restaurants 4.9%
P.F. Chang’s China Bistro, Inc. (b)	28,400	1,444,992
Panera Bread Company Class A (b)	52,000	2,055,560
Ruby Tuesday, Inc.	81,000	2,307,690
Starbucks Corporation (b)	146,000	4,826,760

		10,635,002
Retail/Wholesale - Office Supplies 1.2%
Staples, Inc. (b)	98,000	2,675,400
Telecommunications - Equipment 0.9%
Adtran, Inc.	60,400	1,872,400
Telecommunications - Fiber Optics 0.5%
Corning, Inc. (b)	110,000	1,147,300
Telecommunications - Wireless Equipment 2.8%
Research In Motion, Ltd. (b)	20,000	1,336,600
UTStarcom, Inc. (b)	128,000	4,744,960

		6,081,560
Telecommunications - Wireless Services 1.4%
Nextel Communications, Inc. Class A (b)	106,000	2,974,360
Trucks & Parts - Heavy Duty 1.4%
Navistar International Corporation (b)	65,000	3,112,850

Total Common Stocks (Cost $180,204,917)		215,712,107

Short-Term Investments (a) 2.5%
Collateral Received for Securities Lending (d) 1.3%
Navigator Prime Portfolio	2,916,400	$2,916,400
Repurchase Agreements 1.2%
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $2,629,910); Collateralized by: United States Government & Agency Issues (c)	$2,629,800	2,629,800

Total Short-Term Investments (Cost $5,546,200)		5,546,200

Total Investments in Securities (Cost $185,751,117) 101.2%		221,258,307
Other Assets and Liabilities, Net (1.2%)		(2,728,997)

Net Assets 100.0%		$218,529,310

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	See Note 2(K) of Notes to Financial Statements.

Percentages are stated as a percentage of net assets.

See Notes to Financial Statements.

5

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Strong Mid Cap Growth Fund II
Assets:
Investments in Securities, at Value (Cost of $185,751,117)	$221,258,307
Receivable for Securities Sold	2,484,405
Dividends and Interest Receivable	22,692
Other Assets	77,078

Total Assets	223,842,482

Liabilities:
Payable for Securities Purchased	2,296,113
Payable Upon Return of Securities on Loan	2,916,400
Accrued Operating Expenses and Other Liabilities	100,659

Total Liabilities	5,313,172

Net Assets	$218,529,310

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$495,316,236
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(312,294,116)
Net Unrealized Appreciation (Depreciation)	35,507,190

Net Assets	$218,529,310

Capital Shares Outstanding (Unlimited Number Authorized)	15,910,521

Net Asset Value Per Share	$13.73

See Notes to Financial Statements.

6

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Strong Mid Cap Growth Fund II
Income:
Dividends (net of foreign withholding taxes of $7,014)	$636,455
Interest	95,643

Total Income	732,098

Expenses:
Investment Advisory Fees	1,650,853
Administrative Fees	660,341
Custodian Fees	29,812
Shareholder Servicing Costs	694,620
Other	179,469

Total Expenses before Expense Offsets	3,215,095
Expense Offsets (Note 4)	(614,005)

Expenses, Net	2,601,090

Net Investment Income (Loss)	(1,868,992)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	25,699,344
Futures Contracts	2,179,766

Net Realized Gain (Loss)	27,879,110
Net Change in Unrealized Appreciation/Depreciation on Investments	36,594,035

Net Gain (Loss) on Investments	64,473,145

Net Increase (Decrease) in Net Assets Resulting from Operations	$62,604,153

See Notes to Financial Statements.

7

STATEMENTS OF CHANGES IN NET ASSETS

	Strong Mid Cap Growth Fund II
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(1,868,992)	$(2,067,802)
Net Realized Gain (Loss)	27,879,110	(95,593,698)
Net Change in Unrealized Appreciation/Depreciation	36,594,035	(19,016,326)

Net Increase (Decrease) in Net Assets Resulting from Operations	62,604,153	(116,677,826)
Distributions From Net Investment Income	—	—
Capital Share Transactions:
Proceeds from Shares Sold	86,035,458	57,754,518
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(102,046,611)	(91,865,975)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,011,153)	(34,111,457)

Total Increase (Decrease) in Net Assets	46,593,000	(150,789,283)
Net Assets:
Beginning of Year	171,936,310	322,725,593

End of Year	$218,529,310	$171,936,310

Undistributed Net Investment Income (Loss)	$—	$—
Transactions in Shares of the Fund:
Sold	7,225,589	4,325,468
Issued in Reinvestment of Distributions	—	—
Redeemed	(8,127,827)	(7,210,027)

Net Increase (Decrease) in Shares of the Fund	(902,238)	(2,884,559)

See Notes to Financial Statements.

8

FINANCIAL HIGHLIGHTS

STRONG MID CAP GROWTH FUND II

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.23	$16.38	$23.66	$30.37	$16.02
Income From Investment Operations:
Net Investment Income (Loss)	(0.12)	(0.12)	(0.15)	(0.16)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	3.62	(6.03)	(7.13)	(4.51)	14.40

Total from Investment Operations	3.50	(6.15)	(7.28)	(4.67)	14.38
Less Distributions:
From Net Realized Gains	—	—	—	(2.04)	(0.03)

Total Distributions	—	—	—	(2.04)	(0.03)

Net Asset Value, End of Period	$13.73	$10.23	$16.38	$23.66	$30.37

Ratios and Supplemental Data
Total Return	+34.2%	–37.6%	–30.8%	–14.8%	+89.9%
Net Assets, End of Period (In Thousands)	$218,529	$171,936	$322,726	$530,877	$323,884
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5%	1.5%	1.4%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.2%	1.2%	1.2%	1.2%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%	(0.9)%	(0.7)%	(0.7)%	(0.2)%
Portfolio Turnover Rate	261.4%	521.8%	628.5%	601.4%	647.7%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

See Notes to Financial Statements.

9

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

Strong Mid Cap Growth Fund II (the “Fund”) (a series fund of Strong Variable Insurance Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2003, approximately 48% and 13% of the Fund’s shares were owned by the separate accounts of two insurance companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Fund’s Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The Fund held no restricted and illiquid securities at December 31, 2003.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivatives and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets, and smaller markets with lower trading volume.

10

(E)	Futures — Upon entering into a futures contract, the Fund deposits in a segregated account with its custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability.

The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position of the security, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position of the security, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Fund may enter into repurchase agreements with institutions that the Fund’s investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Fund to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K)	Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations.

At December 31, 2003, Strong Mid Cap Growth Fund II had securities with a market value of $2,857,273 on loan and had received $2,916,400 in collateral (both are included within Investments in the Statement of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the year ended December 31, 2003, the securities lending income totaled $6,093 for the Strong Mid Cap Growth Fund II.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

11

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

(L)	Directed Brokerage — The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund’s expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(N)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Fund. Certain officers and, until December 2, 2003, certain directors of the Fund are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on an annualized rate of the average daily net assets of the Fund. The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. The administrative fees are 0.30% of the daily net assets of the Fund.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. Transfer agent fees are recorded in Shareholder Servicing Costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Fund and are included in Expense Offsets in the Fund’s Statement of Operations and in Note 4. The Advisor is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations.

The amount payable to the Administrator or Advisor at December 31, 2003, shareholder servicing and other related expenses paid to the Administrator, transfer agency banking charges and unaffiliated directors’ fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2003 are $32,436, $694,620, $3,932 and $5,243, respectively.

4.	Expense Offsets

Expense offsets during the year ended December 31, 2003 included expense waivers and absorptions, earnings credits and directed brokerage credits of $578,225, $511 and $35,269, respectively.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the year ended December 31, 2003, there were no borrowings by the Fund under the LOC.

12

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2003 were $548,436,772 and $563,509,293, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2003.

7.	Income Tax Information

At December 31, 2003, the cost of investments in securities for federal income tax purposes was $186,928,379. Net unrealized appreciation of securities was $34,329,928, consisting of gross unrealized appreciation and depreciation of $36,530,843 and $2,200,915, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2003, distributable ordinary income and distributable long-term capital gains were $0 and $0, respectively.

The tax components of dividends paid during the years ended December 31, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information			2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Mid Cap Growth Fund II	$—	$—	$311,116,854	$—	$—	$—

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is 0.0% (unaudited).

For shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 0.0% (unaudited).

The Fund utilized $19,550,778 of its capital loss carryovers during the year ended December 31, 2003.

8.	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

13

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquires into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquiries will have a material impact on any of the Strong Funds.

14

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of

Strong Mid Cap Growth Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Mid Cap Growth Fund II (hereafter referred to as the “Fund”) at December 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

15

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

16

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

17

NOTES

18

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. South well III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936  |  Milwaukee, WI 53201

www.Strong.com

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40974 02-04

WH2979 12-03

Item 1.    Reports to Shareholders

ANNUAL REPORT     |    December 31, 2003

Strong

Multi Cap Value

Fund II

Strong Multi Cap Value Fund II

For the year ended December 31, 2003, the Strong Multi Cap Value Fund II posted a gain of 38.39%, outpacing its broad-based benchmark, the S&P 500 Index, which returned a 28.67% gain for the same period.

Housing and consumer spending were the driving forces for the economy in the first half of 2003, despite temporary weakness related to the Iraqi war. The nature of the economic recovery began to shift at mid-year, however. At that point, the back end of the U.S. economy began to strengthen, with steady improvement seen by capital goods companies, chemical makers, manufacturers, technology firms, and shipping companies. This overall shift was favorable for the Fund, as many of our holdings in the energy and materials sectors benefited.

Seeking out value

To select stocks for the portfolio, we first narrow down our pool of contenders by applying quantitative screens, primarily designed to identify stocks trading at low prices relative to their earnings or other measures. We then spend most of our time on careful, hands-on research and analysis of companies’ fundamental qualities. We believe a company offers value when it demonstrates a number of positive qualities, as well as the potential for a future change or other event that can help drive up the stock’s price.

Our analytical approach gave us conviction to add to our position in GrafTech International earlier in 2003. The company makes graphite electrodes, a product used by electric-arc steel-makers. The company’s outperformance in 2003 was driven by improved expectation for profit growth due to a number of factors. First, GrafTech lowered its costs of production. Market consolidation in GrafTech’s industry caused higher-cost competing facilities to close, increasing GrafTech’s market share. Further, the prices the company could get for its products rose due to increasing demand and tightening supply. GrafTech was also able to restructure its balance sheet and lower its interest expense. The market rewarded all of these improvements. Over the year, GrafTech shares appreciated by approximately 125% for the year in 2003; the stock was up 474% from its low in April.

Multiple factors drive company success

GrafTech and other portfolio holdings help to illustrate a principle we apply in selecting holdings for the portfolio. Over time, we have found that a stock that incorporates several favorable qualities can still succeed (that is, appreciate in value) even if one or two of the factors fail to contribute positively to the company’s performance. Therefore, we consider it ideal in our research to find companies that have an array of strong, positive qualities, rather than a single prospect for growth.

For such reasons, we also chose to invest in Beverly Enterprises — an operator of skilled nursing and assisted-living facilities — as we perceived it could be on the cusp of increased profitability. Among the positive factors we found: Medicare and Medicaid payment rates were set to increase, the company was divesting itself of underperforming facilities, and occupancy rates for the remaining facilities were rising. We elected to add to our position in the company early in 2003. Over the course of the year, Beverly shares appreciated by more than 200% and rose by 427% from their low in February. There is no guarantee that stock values will continue to increase at this rate.

Our allocation of assets to market sectors or industries is driven by our individual stock selections. We don’t seek to emphasize — or avoid — specific sectors based on predictions of market or economic trends. Energy stocks do, however, represent the largest sector weighting in the Fund, with materials and processing stocks occupying the second largest. The supply/demand relationship for both oil and especially natural gas remains quite favorable —that is, supply is relatively tight, while demand is strong. As a result, our energy holdings are mostly populated with U.S. natural gas producers or service-related companies.

The outlook for 2004

We believe that basic materials and commodity-related asset classes such as precious metals and industrial metals, manufacturers, and suppliers are likely candidates for positive absolute returns in 2004, as they were in 2003. With free cash flow rebounding, orders for equipment from U.S. manufacturers to replenish inventories and rebuild and maintain facilities should continue to strengthen. We intend to position the Fund accordingly, seeking to identify specific companies that have positioned themselves to capitalize from these trends.

Thank you for your investment in the Strong Multi Cap Value Fund II.

I. Charles Rinaldi

Portfolio Manager

Fund Highlights

Your Fund’s Approach

The Fund invests in common stocks of small-, medium-, and large-capitalization companies that the Fund’s manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund’s manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle.

Average Annual Total Returns

As of 12-31-03

Investor Class[1]
1-year	38.39%
3-year	3.46%
5-year	3.01%
Since Inception (10-10-97)	2.63%

The Fund’s since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing. Equity funds are volatile investments and should only be considered for long-term goals.

Growth of an Assumed $10,000 Investment†

From 10-10-97 to 12-31-03

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most current performance information. To equalize time periods, the indices’ performances were prorated for the month of October 1997.

The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

From time to time, the Fund’s advisor and/or administrator has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[1]	The Fund’s returns include the effect of deducting Fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund’s return quotations has the effect of increasing performance quoted.
*	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES	December 31, 2003

STRONG MULTI CAP VALUE FUND II

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.0%
Apparel - Clothing Manufacturer 0.3%
Guess?, Inc. (b)	6,070	$73,265
Auto/Truck - Original Equipment 1.3%
Dana Corporation	19,540	358,559
Banks - Southeast 0.8%
Cardinal Financial Corporation (b)	7,400	61,272
Coast Financial Holdings, Inc. (b)	4,100	55,760
Hibernia Corporation Class A	4,630	108,851

		225,883
Beverages - Soft Drinks 2.2%
Coca-Cola Enterprises, Inc.	17,670	386,443
The Pepsi Bottling Group, Inc.	9,400	227,292

		613,735
Building - Construction Products/ Miscellaneous 2.9%
Royal Group Technologies, Ltd. (b)	83,350	790,158
Building - Heavy Construction 2.6%
Chicago Bridge & Iron Company NV	25,015	722,934
Building - Maintenance & Services 0.9%
ABM Industries, Inc.	14,765	257,059
Chemicals - Fertilizers 0.4%
Agrium, Inc.	7,085	116,619
Chemicals - Plastics 0.3%
Intertape Polymer Group, Inc. (b)	6,830	86,946
Commercial Services - Security/Safety 0.7%
Armor Holdings, Inc. (b)	7,240	190,484
Commercial Services - Staffing 0.3%
MPS Group, Inc. (b)	9,730	90,976
Computer Software - Enterprise 0.8%
Lightbridge, Inc. (b)	11,370	103,467
TIBCO Software, Inc. (b)	19,500	132,015

		235,482
Containers 0.7%
Constar International, Inc. (b)	36,810	198,406
Electronics - Contract Manufacturing 0.7%
Celestica Inc.	12,860	193,800
Electronics - Miscellaneous Components 1.5%
Coherent, Inc. (b)	17,340	412,692
Electronics - Scientific Measuring 1.3%
Newport Corporation (b)	5,770	95,378
Veeco Instruments, Inc. (b) (d)	9,855	277,911

		373,289
Electronics - Semiconductor Manufacturing 1.3%
Amkor Technology, Inc. (b)	7,790	141,856
Credence Systems Corporation (b)	8,980	118,177
Zoran Corporation (b)	5,430	94,428

		354,461
Finance - Equity REIT 0.5%
American Financial Realty Trust	8,290	141,344
Finance - Investment Brokers 1.1%
Labranche & Company, Inc.	26,050	$304,003
Food - Miscellaneous Preparation 1.3%
Del Monte Foods Company (b)	35,040	364,416
Household - Appliances 1.1%
Maytag Corporation	10,610	295,488
Insurance - Accident & Health 0.7%
UnumProvident Corporation	12,780	201,541
Insurance - Life 0.5%
American Equity Investment Life Holding Company	12,600	125,622
Insurance - Property/Casualty/Title 4.4%
Donegal Group, Inc. Class A	2,370	52,187
Endurance Specialty Holdings, Ltd.	5,315	178,318
Mercury General Corporation	14,900	693,595
NYMAGIC, Inc.	4,800	131,616
SAFECO Corporation	4,010	156,109

		1,211,825
Internet - Software 1.4%
FreeMarkets, Inc. (b)	59,940	400,999
Leisure - Services 0.4%
Pegasus Solutions, Inc. (b)	11,600	121,452
Media - Periodicals 0.3%
Readers Digest Association, Inc. Class A	5,400	79,164
Medical - Biomedical/Biotechnology 1.6%
CV Therapeutics, Inc. (b) (d)	30,110	441,413
Medical - Generic Drugs 1.6%
Andrx Group (b)	18,410	442,576
Medical - Nursing Homes 4.1%
Beverly Enterprises, Inc. (b)	102,060	876,695
Manor Care, Inc.	7,440	257,201

		1,133,896
Medical - Outpatient/Home Care 0.2%
Gentiva Health Services, Inc. (b)	3,290	41,586
Medical/Dental - Services 0.8%
Omnicare, Inc. (d)	5,380	217,298
Metal Ores - Gold/Silver 6.0%
Apex Silver Mines, Ltd. (b)	35,080	733,172
Harmony Gold Mining Company, Ltd. Sponsored ADR (d)	34,180	554,741
Meridian Gold, Inc. (b)	15,760	230,254
Newmont Mining Corporation Holding Company (d)	3,150	153,122

		1,671,289
Metal Ores - Miscellaneous 1.2%
Inco, Ltd. (b)	8,180	325,728
Oil & Gas - Canadian Exploration & Production 2.2%
Canadian Natural Resources, Ltd.	11,830	596,705

STRONG MULTI CAP VALUE FUND II (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - Canadian Integrated 0.3%
Imperial Oil, Ltd.	2,130	$94,615
Oil & Gas - Drilling 3.6%
Helmerich & Payne, Inc.	16,450	459,449
Transocean, Inc. (b)	22,690	544,787

		1,004,236
Oil & Gas - Field Services 7.3%
Global Industries, Ltd. (b)	138,040	710,906
Key Energy Services, Inc. (b)	75,580	779,230
Layne Christensen Company (b)	3,540	41,595
Matrix Service Company (b)	3,820	69,333
Newpark Resources, Inc. (b)	32,090	153,711
Oceaneering International, Inc. (b)	1,690	47,320
Willbros Group, Inc. (b)	18,030	216,721

		2,018,816
Oil & Gas - International Exploration & Production 1.8%
CNOOC, Ltd. ADR	7,840	312,973
Kerr McGee Corporation	4,040	187,820

		500,793
Oil & Gas - United States Exploration & Production 9.8%
Forest Oil Corporation (b)	27,740	792,531
Noble Energy, Inc.	12,540	557,152
Pioneer Natural Resources Company (b)	7,940	253,524
Pogo Producing Company	2,470	119,301
Range Resources Corporation (b)	58,110	549,139
Stone Energy Corporation (b)	10,450	443,602

		2,715,249
Oil & Gas - United States Integrated 2.5%
El Paso Corporation (d)	84,930	695,577
Pollution Control - Services 1.2%
Calgon Carbon Corporation	55,060	341,923
Retail - Clothing/Shoes 0.3%
American Eagle Outfitters, Inc.	4,650	76,260
Retail - Department Stores 1.6%
Dillards, Inc.	1,610	26,500
J.C. Penney Company, Inc. (Holding Company) (d)	15,910	418,115

		444,615
Retail - Restaurants 1.6%
California Pizza Kitchen, Inc. (b)	14,330	288,463
Darden Restaurants, Inc.	3,990	83,950
Worldwide Restaurant Concepts, Inc. (b)	21,710	60,788

		433,201
Steel - Specialty Alloys 5.1%
GrafTech International, Ltd. (b)	105,170	1,419,795
Telecommunications - Equipment 4.6%
ADC Telecommunications, Inc. (b)	211,300	627,561
ECI Telecom, Ltd. (b)	110,390	632,535

		1,260,096
Telecommunications - Services 0.5%
Cincinnati Bell, Inc. (b)	25,580	129,179
Transportation - Rail 3.0%
CSX Corporation	22,860	821,588
Transportation - Services 0.2%
EGL, Inc. (b)	3,780	$66,377
Transportation - Truck 0.9%
Covenant Transport, Inc. Class A (b)	12,340	234,583
Overnite Corporation (b)	200	4,550

		239,133
Utility - Electric Power 1.3%
TECO Energy, Inc.	25,730	370,769

Total Common Stocks (Cost $22,803,153)		26,043,315

Short-Term Investments (a) 7.1%
Repurchase Agreements
ABN AMRO Inc. (Dated 12/31/03), 0.95%, Due 1/02/04 (Repurchase proceeds $500,026); Collateralized by United States Government & Agency Issues (c)	$500,000	500,000
State Street Bank (Dated 12/31/03), 0.75%, Due 1/02/04 (Repurchase proceeds $1,480,062); Collateralized by: United States Government & Agency Issues (c)	1,480,000	1,480,000

Total Short-Term Investments (Cost $1,980,000)		1,980,000

Total Investments in Securities (Cost $24,783,153) 101.1%		28,023,315
Other Assets and Liabilities, Net (1.1%)		(310,343)

Net Assets 100.0%		$27,712,972

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	1,054	$200,990
Options written during the year	2,660	597,328
Options closed	(3,054)	(657,269)
Options expired	(215)	(31,492)
Options exercised	(230)	(57,830)

Options outstanding at end of year	215	$51,727

WRITTEN CALL OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
CV Therapeutics, Inc.
(Strike Price is $25.00. Expiration date is 1/16/04. Premium received is $2,885.)	5	$(13)
(Strike Price is $30.00. Expiration date is 1/16/04. Premium received is $3,879.)	10	(25)

El Paso Corporation
(Strike Price is $6.00. Expiration date is 1/16/04. Premium received is $1,620.)	10	(2,225)
(Strike Price is $7.50. Expiration date is 1/16/04. Premium received is $1,580.)	20	(1,600)

Harmony Gold Mining Company, Ltd. Sponsored ADR
(Strike Price is $15.00. Expiration date is 1/16/04. Premium received is $4,860.)	30	(4,425)
(Strike Price is $15.00. Expiration date is 5/21/04. Premium received is $4,340.)	20	(4,950)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2003

STRONG MULTI CAP VALUE FUND II (continued)

	Contracts (100 shares per contract)	Value (Note 2)
J.C. Penney Company, Inc. (Holding Company)
(Strike Price is $22.50. Expiration date is 1/16/04. Premium received is $2,970.)	10	$(3,800)
Newmont Mining Corporation Holding Company
(Strike Price is $45.00. Expiration date is 1/16/04. Premium received is $3,070.)	10	(3,850)
Omnicare, Inc.
(Strike Price is $37.50. Expiration date is 1/16/04. Premium received is $2,120.)	10	(3,100)
(Strike Price is $40.00. Expiration date is 3/19/04. Premium received is $835.)	5	(1,100)
Veeco Instruments, Inc.
(Strike Price is $22.50. Expiration date is 1/16/04. Premium received is $4,270.)	10	(5,800)
(Strike Price is $25.00. Expiration date is 1/16/04. Premium received is $2,220.)	10	(3,550)
(Strike Price is $30.00. Expiration date is 1/16/04. Premium received is $7,289.)	45	(2,475)
(Strike Price is $20.00. Expiration date is 4/16/04. Premium received is $6,969.)	10	(8,700)
(Strike Price is $30.00. Expiration date is 4/16/04. Premium received is $2,820.)	10	(2,350)

	215	$(47,963)

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percentage of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

Strong Multi Cap Value Fund II
Assets:
Investments in Securities, at Value (Cost of $24,783,153)	$28,023,315
Receivable for Securities Sold	55,639
Dividends and Interest Receivable	9,814
Other Assets	2,780

Total Assets	28,091,548
Liabilities:
Payable for Securities Purchased	316,294
Written Options, at Value (Premiums Received of $51,727)	47,963
Accrued Operating Expenses and Other Liabilities	14,319

Total Liabilities	378,576

Net Assets	$27,712,972

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$29,124,197
Undistributed Net Investment Income (Loss)	—
Undistributed Net Realized Gain (Loss)	(4,655,151)
Net Unrealized Appreciation (Depreciation)	3,243,926

Net Assets	$27,712,972

Capital Shares Outstanding (Unlimited Number Authorized)	2,749,363

Net Asset Value Per Share	$10.08

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

Strong Multi Cap Value Fund II
Income:
Dividends (net of foreign withholding taxes of $3,105)	$236,844
Interest	13,431

Total Income	250,275
Expenses:
Investment Advisory Fees	176,044
Administrative Fees	70,418
Custodian Fees	42,577
Shareholder Servicing Costs	54,813
Other	34,768

Total Expenses before Expense Offsets	378,620
Expense Offsets (Note 4)	(112,209)

Expenses, Net	266,411

Net Investment Income (Loss)	(16,136)
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(1,504,830)
Written Options	122,277

Net Realized Gain (Loss)	(1,382,553)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	9,036,227
Written Options	(3,020)

Net Change in Unrealized Appreciation/Depreciation	9,033,207

Net Gain (Loss) on Investments	7,650,654

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,634,518

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Strong Multi Cap Value Fund II
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002
Operations:
Net Investment Income (Loss)	$(16,136)	$24,693
Net Realized Gain (Loss)	(1,382,553)	(2,865,696)
Net Change in Unrealized Appreciation/Depreciation	9,033,207	(5,761,674)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,634,518	(8,602,677)
Distributions:
From Net Investment Income	(24,693)	(128,536)
From Net Realized Gains	—	(1,568,370)

Total Distributions	(24,693)	(1,696,906)
Capital Share Transactions:
Proceeds from Shares Sold	5,512,320	36,593,242
Proceeds from Reinvestment of Distributions	24,693	1,696,906
Payment for Shares Redeemed	(9,478,404)	(37,279,877)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,941,391)	1,010,271

Total Increase (Decrease) in Net Assets	3,668,434	(9,289,312)
Net Assets:
Beginning of Year	24,044,538	33,333,850

End of Year	$27,712,972	$24,044,538

Undistributed Net Investment Income (Loss)	$—	$24,693
Transactions in Shares of the Fund:
Sold	667,110	3,878,333
Issued in Reinvestment of Distributions	2,442	228,791
Redeemed	(1,217,660)	(4,081,075)

Net Increase (Decrease) in Shares of the Fund	(548,108)	26,049

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG MULTI CAP VALUE FUND II

	Year Ended
	Dec. 30, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.29		$10.19	$9.79		$9.12	$10.08
Income From Investment Operations:
Net Investment Income (Loss)	(0.00	)(b)	0.01	0.04		0.04	0.06
Net Realized and Unrealized Gains (Losses) on Investments	2.80		(2.36)	0.36		0.67	(0.35)

Total from Investment Operations	2.80		(2.35)	0.40		0.71	(0.29)
Less Distributions:
From Net Investment Income	(0.01)		(0.04)	(0.00	)(b)	(0.04)	(0.07)
From Net Realized Gains	—		(0.51)	(0.00	)(b)	—	(0.60)

Total Distributions	(0.01)		(0.55)	(0.00	)(b)	(0.04)	(0.67)

Net Asset Value, End of Period	$10.08		$7.29	$10.19		$9.79	$9.12

Ratios and Supplemental Data
Total Return	+38.4%		–23.2%	+4.1%		+7.8%	–2.9%
Net Assets, End of Period (In Thousands)	$27,713		$24,045	$33,334		$19,481	$10,884
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%		1.4%	1.3%		1.4%	1.6%
Ratio of Expenses to Average Net Assets	1.1%		1.2%	1.2%		1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.1)%		0.1%	0.4%		0.5%	0.9%
Portfolio Turnover Rate	70.5%		70.3%	60.7%		56.5%	93.9%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

1.	Organization

Strong Multi Cap Value Fund II (the “Fund”) (a series fund of Strong Variable Insurance Funds, Inc.) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2003, approximately 46%, 31% and 15% of the Fund’s shares were owned by the separate accounts of three insurance companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Fund’s Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer’s financial performance. The Fund held no restricted and illiquid securities at December 31, 2003.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition and characterization of income, and expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities’ prices, foreign currencies or interest rates. The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivatives and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets, and smaller markets with lower trading volume.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

(E)	Futures — Upon entering into a futures contract, the Fund deposits in a segregated account with its custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin,” and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(F)	Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities as collateral on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position in the security, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position in the security, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Fund may enter into repurchase agreements with institutions that the Fund’s investment advisor, Strong Capital Management, Inc. (“Strong” or the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Fund to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K)	Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently acquired by State Street Bank and Trust Company. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations and/or bank obligations. At December 31, 2003, the Fund had no securities on loan.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund’s expenses not applicable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Offsets reported in the Fund’s Statement of Operations and in Note 4.

(N)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Fund. Certain officers and, until December 2, 2003, certain directors of the Fund are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on an annualized rate of the average daily net assets of the Fund. The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. The administrative fees are 0.30% of the daily net assets.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. Transfer agent fees are recorded in Shareholder Servicing Costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer agency banking charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer agency banking credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets in the Fund’s Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations.

The amount payable to the Administrator or Advisor at December 31, 2003, shareholder servicing and other related expenses paid to the Administrator, transfer agency banking charges and unaffiliated directors’ fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2003 are $2,759, $54,813, $435 and $1,233, respectively.

4.	Expense Offsets

Expense offsets during the year ended December 31, 2003 included expense waivers and absorptions, earnings credits, directed brokerage credits and transfer agency banking credits of $98,516, $13, $13,680 and $0, respectively.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. There were minimal borrowings under the LOC during the year. At December 31, 2003, there were no outstanding borrowings by the Fund under the LOC.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2003

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2003 were $15,642,118 and $20,876,663, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2003.

7.	Income Tax Information

At December 31, 2003, the cost of investments in securities for federal income tax purposes was $25,733,214. Net unrealized appreciation of securities was $2,290,101, consisting of gross unrealized appreciation and depreciation of $3,861,803 and $1,571,702, respectively. The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2003, distributable ordinary income and distributable long-term capital gains were $0 and $0, respectively.

The tax components of dividends paid during the years ended December 31, 2003 and 2002, capital loss carryovers (expiring in 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2003 Income Tax Information				2002 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Multi Cap Value Fund II	$24,693	$—	$3,662,104	$—	$671,232	$1,025,674

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2003, which is designated as qualifying for the dividends-received deduction, is 100.0% (unaudited).

For shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2003, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 0.0% (unaudited).

8	Legal Proceedings

The United States Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Wisconsin Attorney General (“WAG”), and the Wisconsin Department of Financial Institutions (“WDFI”) are investigating active trading of the Strong Funds by employees of Strong, including Richard S. Strong, former employee and Chairman of Strong. The Independent Directors of the Strong Funds are also investigating these matters, with the assistance of counsel and an independent consulting firm. Fund expenses related to the investigation are reimbursed by Strong. The Independent Directors intend to obtain appropriate redress if they determine that the Strong Funds were harmed. In addition, Strong has received a subpoena from the West Virginia Attorney General (“WVAG”) requesting documents, if any, related to market timing and late trading practices. Effective November 2, 2003, the Independent Directors accepted Mr. Strong’s resignation as Chairman of the Strong Funds’ Boards. Effective December 2, 2003, Mr. Strong resigned as Director of the Strong Funds’ Boards, as Chairman, Chief Investment Officer and Director of Strong, and as Chairman and Director of Strong Financial Corporation, and its affiliates.

Strong is aware of a complaint filed and simultaneously settled on September 3, 2003 (the “Complaint”), by NYAG on behalf of the State of New York, against Canary Capital Partners, LLC, et al. (collectively, “Canary”), which alleges that Canary engaged in certain improper trading practices characterized as “late-day trading” and “market timing” with various mutual funds. Strong and certain Strong Funds are referenced, although not named as parties in the Complaint, with respect to the market timing allegations. On September 5, 2003, the SEC began an inquiry based on matters related to, and set forth in, the Complaint. On September 24, 2003, the WDFI asked that certain information and documents be provided related to the matters referenced in the Complaint.

Strong is currently cooperating with the NYAG, the SEC, the WAG, the WDFI, and the WVAG with respect to their separate inquires into these matters. On September 26, 2003, Strong announced its commitment to make appropriate reimbursement if it is determined that the transactions set forth in the Complaint adversely affected investors in the Strong Funds referenced in the Complaint. On October 30, 2003, Mr. Strong announced that he has committed to personally compensate the Strong Funds for any financial losses they may have experienced as a result of his transactions.

As of the date of this Report, Strong is aware of multiple shareholder class and derivative actions (“Actions”) filed since September 4, 2003, with respect to the factual matters referenced in the Complaint naming, among others, Strong, Strong Funds, Strong affiliates, and certain of their officers and directors as defendants. These Actions have been filed in the following federal and state courts: U.S. District Court for the Southern District of New York; U.S. District Court, District of New Jersey; U.S. District Court, Eastern District of Wisconsin, Milwaukee Division; U.S. District Court, Western District of Wisconsin; Superior Court of New Jersey Law Division of Hudson; State of Wisconsin Circuit Court, Milwaukee County; State of Wisconsin Circuit Court, Waukesha County; Supreme Court of the State of New York; Superior Court of the State of California, County of Los Angeles; and U.S. District Court, District of Connecticut. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Additional lawsuits may be filed in the same or other venues presenting allegations and demands for relief. Strong expects that any such lawsuits would contain allegations including the matters discussed here and that the demands for relief would not materially differ from those described above. Based on available information, Strong and the Strong Funds do not currently believe that any of the pending Actions or the regulatory inquires will have a material impact on any of the Strong Funds.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of

Strong Multi Cap Value Fund II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Multi Cap Value Fund II (hereafter referred to as the “Fund”) at December 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

February 3, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 72 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Executive Vice President of the Advisor since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; and Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association (“FAAM”), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate Attorney at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. (“Distributor”), since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc., since December 2001; Assistant Secretary of Strong Investor Services, Inc., from December 2001 to May 2003; Secretary of Strong Investor Services, Inc., since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President of Strong Investor Services, Inc., since July 2001; Secretary of Strong Investor Services, Inc., from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, President (effective January 2004)

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Christopher O. Petersen, Vice President and Assistant Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936  |  Milwaukee, WI 53201

www.Strong.com

To receive a free copy of the policies and

procedures the funds use to determine

how to vote proxies relating to portfolio

securities, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s

web site at www.sec.gov

If you are a Financial Professional,

call 1-800-368-1683

Visit our web site at

www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT40976 02-04

WH3177 12-03

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Variable Insurance Funds, Inc.	$27,257	$—	$2,313	$—

	2002
	Audit Fees	Audit Related Fees	Tax Fees	Other Fees

Strong Variable Insurance Funds, Inc.	$27,950	$—	$6,447	$—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be provided by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $254,000 and $266,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5 – 6. [Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	[Reserved]

Item 9.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports its files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

The following exhibits are attached to this Form N-CSR:

10(a)	Code of Ethics required by Item 2 of Form N-CSR

10(b)(1)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(b)(2)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

10(c)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Variable Insurance Funds, Inc., on behalf of Strong Discovery Fund II, Strong Mid Cap Growth Fund II and Strong Multi Cap Value Fund II;

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: February 24, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: February 24, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: February 24, 2004